EXHIBIT 10.44
                                 [Face of Note]
-------------------------------------------------------------------------------
                                                           CUSIP/CINS 029169 AA7

                Variable Rate Senior Convertible Notes due 2013
No. ___                                                           $____________

                      AMERICAN REAL ESTATE PARTNERS, L.P.
                       AMERICAN REAL ESTATE FINANCE CORP.

promises to pay to ______________________________________or registered assigns,

the principal sum of ___________________________________________________DOLLARS

on August 15, 2013.

Interest Payment Dates:  January 15, April 15, July 15 and October 15

Record Dates:  January 1, April 1, July 1 and October 1

Dated:


                     AMERICAN REAL ESTATE PARTNERS, L.P.

                     By: American Property Investors, Inc.,its general partner

                     By:_____________________________________________________
                     Name:
                     Title:

                     AMERICAN REAL ESTATE FINANCE CORP.

                     By:_____________________________________________________
                     Name:
                     Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

WILMINGTON TRUST COMPANY,
  as Trustee

By: ______________________
   Authorized Signatory

                                 [Back of Note]
                Variable Rate Senior Convertible Notes due 2013

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION
2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF AMERICAN REAL ESTATE PARTNERS, L.P.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND THE SECURITY EVIDENCED HEREBY AND THE DEPOSITARY UNITS ISSUABLE UPON CONVERSION HEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF AMERICAN REAL ESTATE PARTNERS, L.P. AND AMERICAN REAL ESTATE FINANCE CORP. THAT (A) SUCH SECURITY AND THE DEPOSITARY UNITS ISSUABLE UPON CONVERSION HEREOF MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) (a) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (c) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (a) (1), (2), (3) OR (7) OF THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED

LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO AMERICAN REAL ESTATE PARTNERS, L.P. THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF AMERICAN REAL ESTATE PARTNERS, L.P. SO REQUESTS), (2) TO AMERICAN REAL ESTATE PARTNERS, L.P. OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN
(A) ABOVE. IF AT ANY TIME THE NEVADA GAMING COMMISSION FINDS THAT A HOLDER OF THIS SECURITY OR THE DEPOSITARY UNITS ISSUABLE UPON CONVERSION HEREOF IS UNSUITABLE TO CONTINUE TO OWN THE SECURITY (OR THE DEPOSITARY UNITS ISSUABLE UPON CONVERSION HEREOF), AMERICAN REAL ESTATE PARTNERS, L.P. SHALL HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO DISPOSE OF SUCH SECURITY OR DEPOSITARY UNITS, AS APPLICABLE, AS PROVIDED BY THE GAMING LAWS OF THE STATE OF NEVADA AND THE REGULATIONS PROMULGATED THEREUNDER. ALTERNATIVELY, AMERICAN REAL ESTATE PARTNERS, L.P. SHALL HAVE THE RIGHT TO REDEEM THE SECURITY FROM THE HOLDER AT A PRICE SPECIFIED IN THE INDENTURE GOVERNING THE SECURITY. NEVADA GAMING LAWS AND REGULATIONS RESTRICT THE RIGHT UNDER CERTAIN CIRCUMSTANCES: (A) TO PAY OR RECEIVE ANY INTEREST UPON SUCH SECURITY; (B) TO EXERCISE, DIRECTLY OR THROUGH ANY TRUSTEE OR NOMINEE, ANY VOTING RIGHT CONFERRED BY SUCH SECURITY; OR (C) TO RECEIVE ANY REMUNERATION IN ANY FORM FROM AMERICAN REAL ESTATE PARTNERS, L.P., FOR SERVICES RENDERED OR OTHERWISE.

     Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

          (1) INTEREST. American Real Estate Partners, L.P., a Delaware limited partnership ("AREP"), and American Real Estate Finance Corp. ("AREP Finance", together with AREP, the "Company"), promise to pay interest on the principal amount of this Note at the interest rate set forth below from April 5, 2007 until maturity and shall pay the Additional Interest, if any, payable pursuant to Section 2 of the Registration Rights Agreement referred to below. The Company will pay interest and Additional Interest, if any, quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from April 5, 2007; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be July 15, 2007 and the last interest payment date shall be August 15, 2013 (the "Maturity Date"). Interest on the Notes (the "Interest Rate") shall accrue at a rate equal to LIBOR minus one and one quarter percent (1.25%) per annum; provided that the Interest Rate shall at no time be less than four percent (4.0%) per annum nor greater than five and one half percent (5.5%) per annum. The applicable Interest Rate in respect of the Notes shall be determined by the Calculation Agent for each quarterly interest period on the last Trading Day of the immediately preceding quarterly period. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Additional Interest, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          (2) METHOD OF PAYMENT. The Company will pay or cause to be paid interest on the Notes (except defaulted interest) and Additional Interest, if any, to the Persons who are registered Holders of Notes at the close of business on the January 1, April 1, July 1 and October 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in
     Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Additional Interest, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest and Additional Interest, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that, in respect of any Holder with an aggregate principal amount of Notes in excess of $2,000,000, at the request of such Holder in writing to the Company, interest on such Holder's Notes shall be paid by wire transfer in immediately available funds. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.


          (3) REGISTRAR, PAYING AGENT, CONVERSION AGENT AND CALCULATION AGENT. Initially, Wilmington Trust Company, the Trustee under the Indenture, will act as Registrar, Paying Agent, Conversion Agent and Calculation Agent. The Company may change any Registrar, Paying Agent or Calculation Agent without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

          (4) INDENTURE. The Company issued the Notes under an Indenture dated as of April 5, 2007 (the "Indenture") among the Company, the Guarantor and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are unsecured obligations of the Company.

          (5) REDEMPTION PURSUANT TO GAMING LAWS. If any Gaming Authority requires that a Holder or Beneficial Owner of Notes be licensed, qualified or found suitable under any applicable Gaming Law and such Holder or Beneficial Owner:

               (a) fails to apply for a license, qualification or a finding of suitability within 30 days (or such shorter period as may be required by the applicable Gaming Authority) after being requested to do so by the Gaming Authority; or

               (b) is denied such license or qualification or not found suitable;

     AREP shall then have the right, at its option:

          (a) to require each such Holder or Beneficial Owner to dispose of its Notes within 30 days (or such earlier date as may be required by the applicable Gaming Authority) of the occurrence of the event described in clause (a) or (b) above, or

          (b) to redeem the Notes of each such Holder or Beneficial Owner, in accordance with Rule 14e-1 of the Exchange Act, if applicable, at a redemption price equal to the lowest of:

               (i) the principal amount thereof, together with accrued and unpaid interest and Additional Interest, if any, to the earlier of the date of redemption, the date 30 days after such Holder or Beneficial Owner is required to apply for a license, qualification or finding of suitability (or such shorter period that may be required by any applicable Gaming Authority) if such Holder or Beneficial Owner fails to do so ("Application Date") or of the date of denial of license or qualification or of the finding of unsuitability by such Gaming Authority;

               (ii) the price at which such Holder or Beneficial Owner acquired the Notes, together with accrued and unpaid interest and Additional Interest, if any, to the earlier of the date of redemption, the Application Date or the date of the denial of license or qualification or of the finding of unsuitability by such Gaming Authority; and

               (iii) such other lesser amount as may be required by any Gaming Authority.

          Immediately upon a determination by a Gaming Authority that a Holder or Beneficial Owner of the Notes will not be licensed, qualified or found suitable and must dispose of the Notes, the Holder or Beneficial Owner will, to the extent required by applicable Gaming Laws, have no further right:


          (a) to exercise, directly or indirectly, through any trustee or nominee or any other person or entity, any right conferred by the Notes, the Note Guarantee or the Indenture; or

          (b) to receive any interest, Additional Interest, dividend, economic interests or any other distributions or payments with respect to the Notes and the Note Guarantee or any remuneration in any form with respect to the Notes and the Note Guarantee from the Company, any Note Guarantor or the Trustee, except the redemption price referred to above.


          AREP shall notify the Trustee in writing of any such redemption pursuant to the provisions of the Indenture. Any Holder or Beneficial Owner that is required to apply for a license, qualification or a finding of suitability will be responsible for all fees and costs of applying for and obtaining the license, qualification or finding of suitability and of any investigation by the applicable Gaming Authorities and the Company and any Note Guarantor will not reimburse any Holder or Beneficial Owner for such expense.

          (6) MANDATORY REDEMPTION. Other than in connection with redemption in the event of a Fundamental Transaction as described below, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

          (7) CONVERSION. Subject to the terms and conditions of the Indenture, a Holder may convert at any time each of its Notes into the Company's Depositary Units at the Conversion Price. The Conversion Price in effect at any given time is subject to adjustment. A Holder may convert fewer than all of such Holder's Notes so long as the Notes converted are an integral multiple of $1,000 principal amount. If this Note shall be surrendered for conversion during the period from the close of business on the Record Date to the opening of business on the day immediately following the Interest Payment Date, it shall be accompanied by payment, in funds acceptable to the Company, of an amount equal to the interest otherwise payable on such Interest Payment Date on the Principal Amount being converted; provided, however, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Notes.

          (8) FORCED CONVERSION. The Company may, at its option, automatically convert all or a portion of the Notes at any time on or after April 5, 2009 and prior to the Maturity Date if: (i) the VWAP per Depositary Unit has exceeded 150% of the Conversion Price then in effect for at least 20 Trading Days within a period of 30 consecutive Trading Days ending within 5 Trading Days of the Forced Conversion Notice Date; and (ii) the Equity Conditions shall have been satisfied as of the date of the Forced Conversion Notice. The Holders shall be entitled to receive a Make-Whole Premium in accordance with Article 15 of the Indenture for any Forced Conversion which occurs following the public announcement of a Fundamental Change during the applicable Fundamental Change Repurchase Period. If at any time during the Forced Conversion Period, the Equity Conditions are no longer satisfied, the Company shall provide a notice to the Trustee and each Holder of such failure and, unless the Holders of not less than a majority in aggregate principal amount of the then outstanding Notes waive such failure, the Company shall be required to withdraw the Forced Conversion Notice.


          (9) REPURCHASE AT THE OPTION OF HOLDER. If prior to the Maturity Date there shall have occurred a Fundamental Change, each Holder shall have the option to require all or a portion of its Notes to be repurchased in cash by the Company on the Fundamental Change Settlement Date for the principal amount of the Notes to be repurchased, together with accrued and unpaid interest and Additional Interest, if any, to, but excluding, the Fundamental Change Settlement Date, plus a Make-Whole Premium, if applicable.

          (10) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for forced conversion, except for the unconverted portion of any Note being converted in part.

          (11) PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

          (12) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes or the Note Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes including Additional Notes, if any, voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes or the Note Guarantees may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes including Additional Notes, if any, voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes or the Note Guarantees may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's or a Guarantor's obligations to Holders of the Notes and Note Guarantees in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the SEC, to decrease the Conversion Price as set forth in the Indenture, or to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture, or to allow any Guarantor to execute a supplemental indenture to the Indenture and/or a Note Guarantee with respect to the Notes, or to amend, modify, revise or supplement the Indenture to conform to certain amendments, modifications, revisions or supplements made to substantially identical provisions of the Company's outstanding unsecured Indebtedness. Under certain circumstances, including proportional payment of consideration in respect of such waiver, the Holders of the Notes will be deemed to have waived compliance by the Company of provisions of the Notes or the Indenture, if the holders of the Company's outstanding unsecured Indebtedness waive compliance with the same requirements.

          (13) DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on, or Additional Interest, if any, with respect to the Notes; (ii) default in the payment when due of the principal of, or premium (including any Make-Whole Premium), if any, on, the Notes when the same becomes due and payable at maturity, or otherwise,
     (iii)  failure by the Company to comply with  Article 13 of the  Indenture;
     (iv) failure by the Company or any Guarantor for 60 days after written notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes including Additional Notes, if any, then outstanding voting as a single class to comply with any of the other agreements in the Indenture or the Notes; (v) default under certain other agreements relating to Indebtedness of the Company or any Guarantor which default results in the acceleration thereof; (vi) certain final judgments for the payment of money that remain undischarged for a period of 60 days;
     (vii) failure to convert the Notes as required  pursuant to the  Indenture;
     (viii) certain events of bankruptcy or insolvency with respect to the Company or any Guarantor that is a Significant Subsidiary; and (ix) except as permitted by the Indenture, any Note Guarantee is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect or AREH or any other Guarantor or any Person acting on behalf of any Guarantor denies or disaffirms its obligations under such Guarantor's Note Guarantee. Under certain circumstances, including proportional payment of consideration in respect of such waiver, the Holders of the Notes will be deemed to have waived the occurrence of an Event of Default by the Company, if the holders of the Company's outstanding unsecured Indebtedness waive the same event of default as provided in the governing documents of the applicable unsecured Indebtedness. If any Event of Default occurs and is continuing, and has not been waived or deemed waived pursuant to the immediately preceding sentence, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest or premium or Additional Interest, if any,) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may, on behalf of the Holders of all of the Notes, rescind an acceleration or waive any existing Default or Event of Default and its consequences under the Indenture except a continuing
     Default or Event of Default in the payment of interest or premium or Additional Interest, if any, on, or the principal of, the Notes. The
     Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

          (14) TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.


          (15) NO RECOURSE AGAINST OTHERS. A director, officer, manager (or managing member), direct or indirect member, partner, employee, incorporator or stockholder of the Company, API, or the general partner of the Company or any Guarantor, as such, will not have any liability for any obligations of the Company or the Guarantors under the Notes, the Note Guarantees or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

          (16) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.


          (17) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          (18) ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes will have all the rights set forth in the Registration Rights Agreement dated as of April 4, 2007, among the Company, the Guarantor and the other parties named on the signature pages thereof or, in the case of Additional Notes, Holders of Restricted Global Notes and Restricted Definitive Notes will have the rights set forth in one or more registration rights agreements, if any, among the Company, the Guarantor and the other parties thereto, relating to rights given by the Company and the Guarantor to the purchasers of any Additional Notes (collectively, the "Registration Rights Agreement").

          (19) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption, repurchase or conversion as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, repurchase or conversion, and reliance may be placed only on the other identification numbers placed thereon.

          (20) GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THIS NOTE AND THE NOTE GUARANTEES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

American Real Estate Partners,  L.P.
American Real Estate Finance Corp.
767 Fifth Avenue,  Suite 4700
New York, New York 10153
Facsimile No.: (646) 365-2833
Attention: Felicia P. Buebel, Esq.

                                ASSIGNMENT FORM

        To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: __________________________________
                                                (Insert assignee's legal name)
________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
             (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:  _______________

                Your Signature: _______________________________________________
                    (Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:  _________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

            SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE *

     The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

                                                                         Principal Amount
                      Amount of decrease in      Amount of increase in   at maturity of this
                        Principal Amount           Principal Amount     Global Note following        Signature of authorized
                        at maturity of             at maturity of         such decrease                officer of Trustee or
Date of Exchange      this Global Note           this Global Note         (or increase)                    Custodian
----------------     ------------------         ------------------        -------------                 ------------------





































* This schedule should be included only if the Note is issued in global form.